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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 15, 2008

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       4901 ZAMBRANO STREET, COMMERCE, CA
                                      90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 726-1913
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, our ability to profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On September 15, 2008, the Registrant received notification from the Nasdaq Hearings Panel (the "Panel") that the Panel has determined to delist the Registrant's shares from the Nasdaq Capital Market and will suspend trading of those shares effective at the open of business on Wednesday, September 17, 2008. The registrant intends to take the actions necessary to facilitate the quotation of the Registrant's common stock on the Pink Sheets electronic over-the-counter market maintained by the Pink OTC Markets, Inc. Additionally, the Registrant anticipates that its common stock will be quoted on the OTC Bulletin Board upon the filing of the Registrant's restated financial statements for the fiscal year ended 2007 and each fiscal quarter included therein, and for the fiscal quarters ended March 31 and June 30, 2008, provided that a market maker files the appropriate application with, and such application is cleared by, the NASD.

         The Panel's decision was based on the Registrant's failure to meet certain milestones that would demonstrate to the Panel that the Registrant's plan to regain compliance with the shareholders equity (Marketplace Rule 4310(c)(3)(A)), bid price (Marketplace Rule 4310(c)(4)) and filing (Marketplace Rule 4310(c)(14)) continued listing requirements of the Nasdaq Stock Market was proceeding and was capable of completion within the exception period previously granted by the Panel.

         On September 15, 2008, the Registrant issued a press release announcing its receipt of the Panel's notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on September 15, 2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BLUE HOLDINGS, INC.


Date:  September 15, 2008              By:    /S/ GLENN S. PALMER
                                              ------------------------
                                              Glenn S. Palmer
                                              Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT
--------------     ------------------------------------------------------------
99.1               Press Release issued by the Registrant on September 15, 2008.


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